UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) December 23, 2008
ReSearch Pharmaceutical Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52981	20-4322769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Virginia Drive, Fort Washington, PA	19034
(Address of principal executive offices)	(Zip Code)
(215) 540-0700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Explanatory Note
     On December 23, 2008, ReSearch Pharmaceutical Services, Inc. (referred to herein as “RPS” or the “Registrant”) filed a Form 8-K to report the acquisition of all of the issued and outstanding shares of Therapharm Recherches Th.R. (“Therapharm”). This amendment to the Form 8-K filed on December 23, 2008 reports the financial statements and exhibits required by Item 9.01(a) and Item 9.01(b) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a)
▪	Financial Statements of Businesses Acquired
The audited balance sheets as of December 31, 2007 and December 31, 2006 and statements of operations, cash flows and changes in stockholder’s equity for the years ended December 31, 2007 and December 31, 2006 of Therapharm are filed herewith as Exhibit 99.2.
▪	Interim Financial Statements of Businesses Acquired
The unaudited balance sheets as of September 30, 2008, and statements of operations and cash flows for the nine months ended September 30, 2008 and September 30, 2007 of Therapharm are filed herewith as Exhibit 99.3.
(b) Pro Forma Financial Information
     The unaudited pro forma condensed consolidated balance sheet at September 30, 2008 and the pro forma condensed consolidated statements of operations for the nine months ended September 30, 2008 and the year ended December 31, 2007 of the Registrant and IMEREM Institute for Medical Research Management and Biometrics — Institut für medizinisches Forschungsmanagement und Biometrie — Ein unabhaengiges Forschungsunternehmen GmbH (“Imerem”), Infociencia S.L. (“Infociencia”), and Therapharm are filed herewith as Exhibit 99.4.
(d) Exhibits
23.1 Consent of McGladrey & Pullen, LLP, an Independent Public Accounting Firm dated March 9, 2009.
99.1 Report of McGladrey & Pullen, LLP, an Independent Public Accounting Firm dated March 9, 2009.
99.2 Audited balance sheets as of December 31, 2007 and December 31, 2006 and statements of operations, cash flows and changes in stockholder’s equity for the years ended December 31, 2007 and December 31, 2006 of Therapharm, and the notes related thereto.
99.3 Unaudited balance sheets as of September 30, 2008, and statements of operations and cash flows for the nine months ended September 30, 2008 and September 30, 2007 of Therapharm, and the notes related thereto.
99.4 Unaudited pro forma condensed consolidated balance sheet at September 30, 2008 and the pro forma condensed consolidated statements of operations for the nine months ended September 30, 2008 and the year ended December 31, 2007 of the Registrant and Imerem, Infociencia, and Therapharm, and the notes related thereto.
99.5* Press Release dated December 23, 2008.
99.6* Agreement for the Sale and Purchase of the Share Capital in Therapharm Recherches Th.R.

*	Previously filed.

Date: March 9, 2009	ReSearch Pharmaceutical Services, Inc.
	By:	/s/ Steven Bell
Steven Bell
Chief Financial Officer Executive Vice President of Finance